UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 12, 2012

RF MONOLITHICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24414	75-1638027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4441 Sigma Road

Dallas, Texas 75244

(Address of Principal Executive Offices, including Zip Code)

(972) 233-2903

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

RF Monolithics, Inc., a Delaware corporation (the “Company”), announced on April 13, 2012 that the Company has entered into an Agreement and Plan of Merger, dated as of April 12, 2012 (the “Merger Agreement”), with Murata Electronics North America, Inc., a Texas corporation (“Parent”), and Ryder Acquisition Company, Limited, a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub” and, together with Parent, the “Acquiring Parties”).

The Merger Agreement provides for, upon the terms and subject to the conditions in the Merger Agreement, the merger of Merger Sub with and into the Company with the Company being the surviving company as a wholly-owned subsidiary of Parent (the “Merger”).

Pursuant to the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of common stock of the Company (other than any shares owned by the Company, the Acquiring Parties or any of their respective subsidiaries or by stockholders who have properly exercised and perfected appraisal rights under Delaware law) will be cancelled and will be converted automatically into the right to receive $1.78 per share in cash, without interest (the “Merger Consideration”).

Stockholders of the Company will be asked to vote on the adoption of the Merger Agreement at a special meeting that will be held on a date to be announced. Consummation of the Merger is subject to customary conditions, including: (i) the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote on the Merger, voting as a single class, at a duly called stockholders meeting (the “Company Stockholder Approval”), (ii) the expiration or early termination of any waiting period applicable to the Merger and the receipt of any required consent under any applicable domestic or foreign antitrust or competition law, and (iii) the absence of any order restraining, enjoining or prohibiting the Merger. Moreover, each party’s obligation to consummate the Merger is subject to other conditions, including, among other things: (x) the accuracy of the other party’s representations and warranties contained in the Merger Agreement (subject to specified materiality qualifiers) and (y) the other party’s performance in all material respects with its obligations contained in the Merger Agreement. In addition, the obligation of the Acquiring Parties to consummate the Merger is subject to the non-occurrence of any Company Material Adverse Effect (as defined in the Merger Agreement) from the date of the Merger Agreement to the effective time of the Merger and the Company’s receipt of certain third party consents. Completion of the Merger is not conditioned on the Acquiring Parties’ receipt of financing.

The Company has made customary representations and warranties to the Acquiring Parties in the Merger Agreement. The Company has also entered into customary covenants and agreements in the Merger Agreement, including, among other things, covenants regarding: (i) the conduct of the business of the Company from the date of the Merger Agreement to the effective time of the Merger, (ii) the calling and holding of a meeting of the Company’s stockholders for the purpose of obtaining the Company Stockholder Approval and (iii) the use of its reasonable best efforts to cause the Merger to be consummated.

Under the Merger Agreement, the Company is subject to a customary “no-shop” restriction on its ability to solicit offers or proposals relating to an acquisition proposal or to provide information to or engage in discussions or negotiations with third parties regarding an acquisition proposal. The no-shop provision is subject to a customary “fiduciary out” provision that allows the Company to provide information and participate in discussions with respect to an unsolicited written acquisition proposal if the Company’s Board of Directors (the “Board”) has determined, after consultation with its outside legal counsel and financial advisor, that such acquisition proposal constitutes or is reasonably likely to lead to a Superior Proposal (as defined below), and not doing so would be inconsistent with the Board’s fiduciary duties.

The Merger Agreement contains termination rights for both the Company and the Acquiring Parties, including a termination right of the Company in order to accept a Superior Proposal. A “Superior Proposal” is a bona fide written acquisition proposal that the Board or any committee thereof has determined in good faith, after consultation with its outside legal counsel and financial advisor, is reasonably likely to be consummated in accordance with its terms and, if consummated, would result in a transaction more favorable to the stockholders of the Company from a financial point of view than the Merger.

The Merger Agreement provides that, upon termination under specified circumstances, the Company would be required to pay Parent a termination fee in an amount equal to $800,000 or, in certain other circumstances, the Company may be required to reimburse Parent for its expenses up to $400,000. The Merger Agreement also provides that Parent will be required to reimburse the Company for its expenses up to $400,000 upon termination under specified circumstances.

The Merger and the Merger Agreement were approved unanimously by the Board, following a unanimous recommendation to do so by a Special Committee (the “Special Committee”) of the Board, which was composed of independent directors and formed by the Board to consider a potential strategic transaction involving the Company. Duff & Phelps, LLC, in conjunction with its recently acquired Pagemill Partners business, acted as the financial advisors to the Special Committee.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

This summary of the principal terms of the Merger Agreement and the copy of the Merger Agreement filed as Exhibit 2.1 hereto are intended to provide information regarding the terms of the Merger Agreement and are not intended to provide any other factual information about the Company, the Acquiring Parties or any of their respective affiliates or businesses. The representations, warranties, covenants and agreements contained in the Merger Agreement were made only for the purposes of such agreement and as of specified dates and were solely for the benefit of the parties to such agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a disclosure letter that the Company has provided to the Acquiring Parties. Accordingly, investors should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts or condition of the Company, the Acquiring Parties or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Amendment to Rights Agreement

Effective as of April 12, 2012 and immediately prior to the Company’s execution of the Merger Agreement, the Company and Computershare Trust Company, N.A. (formerly known as EquiServe Trust Company, N.A. and successor rights agent to Fleet National Bank) (the “Rights Agent”) entered into the Fifth Amendment to Rights Agreement (the “Fifth Amendment”) between the Company and the Rights Agent, which amended its existing Rights Agreement, dated as of December 20, 1994, as amended on each of August 14, 1996, December 11, 2000, December 17, 2004, and November 10, 2009 (as amended, the “Rights Agreement”).

The Fifth Amendment was entered into to permit the Merger and the other transactions contemplated by the Merger Agreement to occur without triggering any distribution or other adverse event to Parent under the Rights Agreement. In particular, neither Parent, Merger Sub nor any of their Affiliates or Associates (as such terms are defined in the Rights Agreement) shall become an Acquiring Person (as such term is defined in the Rights Agreement), and a Shares Acquisition Date and a Distribution Date (as such terms are defined in the Rights Agreement) shall not occur, as a result of the approval, execution, delivery or performance of the Merger Agreement or the consummation of the Merger and other transactions contemplated thereby. In addition, neither Parent, Merger Sub nor any of their Affiliates or Associates shall be deemed to be a Beneficial Owner (as such term is defined in the Rights Agreement) of, or to own, any common stock or other securities of the Company or any of its subsidiaries as a result of the Merger and the other transactions contemplated by the Merger Agreement. Moreover, the Fifth Amendment provides that, once exercisable, the Rights can be exercised until the earlier of (i) December 20, 2014 or (ii) immediately prior to the Effective Time (as defined in the Merger Agreement).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Fifth Amendment, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

As described in Item 1.01 above, the Company and the Rights Agent have entered into the Fifth Amendment. The material terms of the Fifth Amendment are described in Item 1.01, under the heading “Amendment to Rights Agreement” above and are incorporated herein by reference.

Item 8.01. Other Events.

On April 13, 2012, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this Current Report on Form 8-K and the exhibits filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “targets,” “will,” or similar expressions. Forward-looking statements involve assumptions, estimates, expectations, forecasts, goals, projections, risks and uncertainties. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to, any conditions imposed in connection with the Merger, approval of the Merger Agreement by the Company’s stockholders, the satisfaction of various other conditions to the closing of the Merger contemplated by the Merger Agreement, the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement, risks related to economic conditions as relate to the Company’s customer base, the collection of receivables from the Company’s customers who may be affected by economic conditions, the highly competitive market in which the Company operates, rapid changes in technologies that may displace products sold by the Company, declining prices of products, the Company’s reliance on distributors, delays in product development efforts, uncertainty in consumer acceptance of the Company’s products, changes in the Company’s level of sales or profitability, manufacturing and sourcing risks, availability of materials, cost of components for the Company’s products, product defects and returns, and other factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2011 filed with the Securities and Exchange Commission (the “SEC”), and in all filings made by the Company with the SEC subsequent to the filing of the Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained herein. These risks, as well as other risks associated with the Merger, will be more fully disclosed in the proxy statement that will be filed with the SEC in connection with the Merger. Additional risks and uncertainties are identified and discussed in the Company’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and the Company does not undertake any obligation to update or revise such forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed Merger and required stockholder approval, the Company will file a proxy statement with the SEC and will deliver the proxy statement to its stockholders. Investors and security holders are advised to read carefully and in their entirety the proxy statement and other relevant materials when they become available because such materials will contain important information about the Company and the proposed Merger. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, the documents filed by the Company with the SEC may be obtained free of charge by contacting the Company at Corporate Secretary, RF Monolithics, Inc., 4441 Sigma Road, Dallas, Texas 75244. The Company’s filings with the SEC are also available on our website at www.rfm.com.

Participants in the Solicitation

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Merger. Information regarding the interests of the Company’s participants in the solicitation and their ownership of the Company’s common stock is, or will be, set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and in the preliminary and definitive proxy statement related to the proposed Merger, which will be filed with the SEC. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its officers and directors in the proposed Merger by reading the proxy statement regarding the proposed Merger when it becomes available. Investors and security holders may obtain free copies of these documents from the Company using the contact information set forth above.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 12, 2012, among RF Monolithics, Inc., Murata Electronics North America, Inc. and Ryder Acquisition Company, Limited.

4.1	Fifth Amendment to Rights Agreement, dated as of April 12, 2012, between RF Monolithics, Inc. and Computershare Trust Company, N.A. (formerly known as EquiServe Trust Company, N.A. and successor rights agent to Fleet National Bank).

99.1	Press Release, dated April 13, 2012, issued by RF Monolithics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF MONOLITHICS, INC.

Date: April 13, 2012	By:	/s/ Harley E Barnes III
	Name:	Harley E Barnes III
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 12, 2012, among RF Monolithics, Inc., Murata Electronics North America, Inc. and Ryder Acquisition Company, Limited.

4.1	Fifth Amendment to Rights Agreement, dated as of April 12, 2012, between RF Monolithics, Inc. and Computershare Trust Company, N.A. (formerly known as EquiServe Trust Company, N.A. and successor rights agent to Fleet National Bank).

99.1	Press Release, dated April 13, 2012, issued by RF Monolithics, Inc.